  As filed with the Securities and Exchange Commission on December 1, 1999

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                _______________

                                   Form 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                _______________

                             Digimarc Corporation
            (Exact Name of Registrant as Specified in Its Charter)

                    Delaware                              93-1170830
     (State of Incorporation or Organization)           (I.R.S. Employer
                                                      Identification Number)

             19801 S.E. 72nd Avenue
                Tualatin, Oregon                               97062
     (Address of Principal Executive Offices)               (Zip Code)


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box ___

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box _X_

      SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
                              RELATES:  333-87501


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


   Title Of Each Class To Be Registered      Name Of Each Exchange On Which
   ------------------------------------      ------------------------------
             Not Applicable                  Each Class Is To Be Registered
                                             ------------------------------
                                                     Not Applicable


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                 Common Stock
                          $0.001 Par Value Per Share
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     ITEM 1.  Description of Registrant's Securities to be Registered.

          Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-87501, as amended) (the "Registration Statement").


ITEM 2.    Exhibits.

     Exhibit                              Description
     -------                              -----------

     3.1 Certificate of Incorporation of the Registrant. Incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement.

     3.2 Bylaws of the Registrant. Incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement.

     4.2 Second Amended and Restated Investor Rights Agreement, dated as of November 2, 1999. Incorporated herein by reference to
                    Exhibit 4.2 to the Registrant's Registration Statement.

     4.3 Specimen Stock Certificate of the Registrant. Incorporated herein by reference to Exhibit 4.3 to the Registrant's Registration Statement.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  November 30, 1999


                                  DIGIMARC CORPORATION



                                  By:  /s/ Bruce Davis
                                       _____________________________________
                                       Bruce Davis
                                       President and Chief Executive Officer